December 15, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 11/30/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 11/30/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                        12/15/2003
Collection Period Ending                 11/30/2003
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,268,995,911
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         3,252,650,931

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         139,900
 5 SAU 1-30 Office                                      10,941,235
 6 Total                                                11,081,135
 7 Trust Receivables                                 3,268,995,911
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                24,517,469
10 Amount in Excess                                              0

11 NSF 30+                                                 382,222
12 SAU 30+                                               3,756,908
                                                         4,139,130
Overconcentrations
13 End of month Pool Balance                         3,252,650,931

                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    650,530,186    48,899,227        0

15 Asset Based Receivables                      20%    650,530,186   294,060,772        0

16 Dealer concentration top 8                  2.5%     81,316,273   131,313,910 49,997,637

17 Dealer concentration Other                    2%     65,053,019    31,032,312        0

18 Manufacturer Concentration Top 3             15%    487,897,640   347,215,197        0

19 Manufacturer Concentration Other             10%    325,265,093   104,161,779        0

20 Product Line Concentration:

21 CE & Appl                                    25%    813,162,733   134,314,804        0

22 MIS                                          25%    813,162,733   286,315,833        0

23 Motorcycle                                   25%    813,162,733   463,610,139        0

24 Marine                                       35%  1,138,427,826   780,620,599        0

25 RV                                           35%  1,138,427,826   922,803,505        0

26 Music                                        25%    813,162,733    60,813,851        0

27 Industrial Equipment                         25%    813,162,733   129,413,844        0

28 A/R                                          25%    813,162,733   342,959,999        0

29 Snowmobiles                                  25%    813,162,733    14,562,981        0

30 Other                                        25%    813,162,733   133,580,357        0

31 Delayed Funding Receivables                                       303,739,226

                                       9/30/2003      10/31/2003     11/30/2003   Average
32 Charge Offs to Receivables
   (Annualized)                          0.18%          -0.09%         -0.03%        0.02%
33 Payment Rate                          41.07%         42.58%         34.85%       39.50%

Net Receivable Rate - Current Month
34 Interest                                   5.08%
35 Discount                                   2.09%
36 Total                                      7.17%
37 Less Servicing                            -2.00%
38 Remaining                                  5.17%



EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             11/30/03
Collection Period       11/01/03 11/30/03
Determination Date      12/11/03
Distribution Date       12/15/03
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     10/31/03  3,086,107,348
2 Plus: Account Additions         11/01/03              -
3 Beginning of month
  Principal
  Receivables                     11/01/03  3,086,107,348
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         11/01/03  3,070,676,811
6 Beginning of month Dealer
  Overconcentrations              11/01/03     34,945,810
  Beginning of month
7 Unconcentrated
  Pool Balance                    11/01/03  3,035,731,001

8 End of month Principal
  Receivables                     11/30/03  3,268,995,911
9 Discount Factor                                0.50%
10End of mo Pool Balance          11/30/03  3,252,650,931
11End of month Dealer
  Overconcentrations              11/30/03     49,997,637
12End of month
  Unconcentrated Pool
  Balance                         11/30/03  3,202,653,294
13Overconcentrated %              11/30/03       1.54%
14Unconcentrated %                11/30/03      98.46%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 11/01/03                    34,945,810      500,000,000    477,500,000    15,000,000     7,500,000
16Allocation Percentage           11/01/03                       1.33%          18.98%          18.12%         0.57%         0.28%
17End of month Invested
  Amount                          11/30/03                    49,997,637      500,000,000    477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal           12/11/03                             -                -              -             -             -
19Balance                         12/15/03                    49,997,637      500,000,000    477,500,000    15,000,000     7,500,000
20Pool Factor                     12/15/03                                                       1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance            11/17/03              -
22Determination Date
  Deposit                         12/15/03              -
  Distribution Date
23Disbursement                    12/15/03              -
  Excess Funding Account
24Balance                         12/15/03              -

Reserve Fund
25Required Amount                 12/15/03                                     17,500,000
26Beginning Balance               11/17/03                                     17,500,000
27Deposits              11/17/03  12/15/03                                         13,423
28Disbursements         11/17/03  12/15/03                                         13,423
29Ending Balance                  12/15/03                                     17,500,000

Collections
30Principal Allocation
  Percentage                      11/30/03                       1.65%          16.47%          15.73%         0.49%         0.25%
31Floating Allocation
  Percentage                      11/30/03                       1.65%          16.47%          15.73%         0.49%         0.25%

32Principal Collections 11/01/03  11/30/03  1,075,533,556      1,463,858
33Nonprincipal Collectio11/01/03  11/30/03     18,943,052          6,562
34Total Collections     11/01/03  11/30/03  1,094,476,608      1,470,420

Defaults
35Defaulted Amount      11/01/03  11/30/03        (93,022)
36Investor Default Amoun11/01/03  11/30/03                             -          (15,322)       (14,632)         (460)        (230)

Interest
37Monthly Interest                12/15/03                             -          540,594        508,803        19,133        12,658
38Interest Shortfall              12/15/03                             -                -              -             -             -
39Additional Interest             12/15/03                             -                -              -             -             -
40Total                           12/15/03                             -          540,594        508,803        19,133        12,658

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               11/01/03                                    500,000,000    477,500,000    15,000,000     7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         11/01/03  11/30/03                                        833,333        795,833        25,000        12,500
44Remaining Servicing Fee         12/15/03                                        833,333        795,833        25,000        12,500

Excess Servicing
45Nonprincipal Collectio11/01/03  11/30/03     18,943,052          6,562
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               11/01/03  11/30/03      1,983,052
47Floating Allocation
  Percentage                                                     1.65%          16.47%          15.73%         0.49%         0.25%
48Investor Nonprincipal
  Collections           11/01/03  11/30/03                         6,562        3,120,014      2,979,614        93,600        46,800


49Investor portion of
  Servicer Advance
  Less Reimbursement    11/01/03  11/30/03                             -          326,619        311,921         9,799         4,899
50Plus:  Investment Proc11/01/03  11/30/03                             -           15,389
51Less:
52Monthly Interest                12/12/03                             -          540,594        508,803        19,133        12,658
53Prior Monthly Interest          12/12/03                             -                -              -             -             -
54Additional Interest             12/12/03                             -                -              -             -             -
55Reserve Fund Deposit            12/12/03                             -                -              -             -             -
56Default Amount        11/01/03  11/30/03                             -          (15,322)       (14,632)         (460)        (230)
57Charge-Offs           11/01/03  11/30/03                             -                -              -             -             -
58Monthly Servicing Fee           12/15/03                             -          833,333        795,833        25,000        12,500
59Carry-over Amount               12/15/03                             -                -              -             -             -
60Carry-over Amount
     Additional Interest          12/15/03                             -                -              -             -             -
61Yield Supplement Dep.           12/15/03                             -                -
62Balance:  Excess Servi11/01/03  11/30/03                      6,562.00     2,103,417.00

Collection Account
63Beginning Balance               11/17/03                                              -
64Deposits              11/17/03  12/15/03                                        867,213
65Disbursements         11/17/03  12/15/03                                        867,213
66Ending Balance                  12/15/03                                              -

Interest Funding Account
67Beginning Balance               11/17/03                                              -
68Deposits              11/17/03  12/15/03                                        540,643
69Disbursements         11/17/03  12/15/03                                        540,643
70Ending Balance                  12/15/03                                            -

Principal Funding Account
71Beginning Balance               11/17/03                                              -
72Deposits              11/17/03  12/15/03                                              -
73Disbursements         11/17/03  12/15/03                                              -
74Ending Balance                  12/15/03                                              -

Yield Supplement Account
75Required Amount                 12/15/03                                      2,500,000
76Beginning balance               11/17/03                                      2,500,000
77Deposit               11/17/03  12/15/03                                          1,918
78Disbursements         11/17/03  12/15/03                                          1,918
79Ending balance                  12/15/03                                      2,500,000

80Total Amount Distributed        12/15/03        540,594

Interest Rate for the Next Period
81One-month LIBOR       12/15/03  01/14/03          1.16250%
82Net Receivables Rate            11/30/03          5.16788%
